UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22481

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Semi-Annual Report

June 30, 2021

(unaudited)

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call 1-877-864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

This Page Intentionally Left Blank

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of June 30, 2021 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

2021 has generally been a positive, buoyant period for the leveraged credit markets. The positive momentum for asset prices coming into the end of 2020 carried over strongly in the first half of this year, which has been marked by historic levels of activity in the loan and bond primary markets on merger and acquisitions (“M&A”) and refinancing activity, and historic levels of issuance in the collateral loan obligation (“CLO”) market on the demand for floating-rate liabilities. We’re experiencing a remarkable level of liquidity provided to corporate America from the private sector that’s combining with the benefits of the physical re-opening of the economy to support the financial health of credits in the leveraged finance space. At the same time, the fundamental operating outlook for the majority of these businesses is strengthening. The low level of defaults experienced so far in 2021 has mirrored what these markets experienced coming out of the global financial crisis and is expected to remain benign into the foreseeable future. In short, it has been a very strong start to the year that has left optimism for the second half.

The remarkable pace of capital markets activity during the first half of the year was facilitated by strong investor demand for yield and in particular for floating-rate assets. Loan issuance year to date through the end of June totaled $495B or $186B net of refinancing activity, which compares to $245B gross / $77B net for the same period in 2020, $158B gross / $103B net for the first six months of 2019 and just shy of the $500B of total issuance we saw in the first half of 2018 (eventually, full-year 2018 gross loan issuance would total the second most on record). Given that primary issuance is up 102% gross and 141% net year-over-year, it’s clear that borrowers are taking advantage of the open and liquid market conditions to extend maturities, optimize capital structures and finance M&A and leveraged buyout activity. Year to date, repricing activity leads in use of proceeds, totaling 33% of total volume, while refinancing activity totals 30%, acquisition financing 29%, dividend financing 5% and general corporate 2%. For the first half of 2021, acquisition financing of $141.6B compares to $66.8B for the first half of 2020, $83.9B for the first half of 2019 and $138.3B for the first half of 2018, so there has been a meaningful amount of net new supply that the market has easily absorbed.

Strong demand for leveraged loans year to date has supported the robust primary market. Despite near record issuance and an abundance of net new supply, leveraged loan performance has been firm and the S&P/LSTA Leveraged Loan Index had returned +3.3% year to date through the second quarter. A major component of demand this year has come from CLO formation; this demand is an important segment of the market since it represents a stable buyer base with longer-term capital that is typically never forced to sell. Additionally, the warehouse structure and ramping requirements provides visibility into this type of demand to predict market conditions in the near term. As of the end of the second quarter, the US CLO market had reached $796B in size, representing about 58% of the holder base for institutional loans. Year to date, $82B of new CLOs have priced, compared with $35B in new deals over the same period last year. Meaningfully, US CLO issuance for the second quarter of this year set a quarterly record while June saw the second highest monthly volume on record, after March’s $48B of issuance hit a record high. All of this demand has been very healthy for corporate liquidity and market conditions.

In addition to strong CLO demand, we also saw a meaningful reversal in loan fund flows compared to last year’s outflows, which has also supported primary and secondary markets. Year to date, inflows for loan funds have totaled +$27B, which compares to outflows of -$22B over the first half of 2020. The same dynamic which was the primary cause of the large move lower from a technical perspective has reversed, along with rates, and become a technical positive for most of this year. Assets under management for loan funds now stands at $97B or 7% of the entire loan market, compared to $69B or 5% at year-end. While strong supply has been joined by strong demand to reach a state that looks more like an equilibrium than typically experienced by the market, we’re also seeing a benign default environment. In fact, 2021 marks the lightest first half of a calendar year for defaults/distressed transactions since 2011, and the lightest six-month stretch since $8B defaulted in the period ended October 2018.

Given the accommodative backdrop, capital markets have provided significant liquidity to corporate America throughout the first half of the year and enabled companies to extend their maturity runways while credit metrics improve, suggesting a benign go-forward default environment that many credit strategists are increasingly recognizing. Moving forward, we expect supply to remain heavy into accommodative market conditions, and demand during any individual period to determine relative spreads. It is also unlikely market conditions remain this benign over the foreseeable future; should that dynamic change, we would welcome wider spreads and secondary market volatility to reinvest the Funds at relatively more attractive levels.

4  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (continued)

As of June 30, 2021 (unaudited)

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-877-864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

Semi-Annual Report  |  5

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of June 30, 2021 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	95.5%
High Yield Bonds	1.7%
Equity/Other	2.8%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.31%
Weighted Average Fixed-Rate Coupon	6.98%
Weighted Average Maturity (in years) (floating assets)	5.21
Weighted Average Maturity (in years) (fixed assets)	3.99
Weighted Average Modified Duration (in years) (fixed assets)	2.65
Weighted Average Modified Duration (in years)(h)	4.36
Average Position Size by Issuer(i)	$4,004,407
Number of Issuers(i)	97
Weighted Average S&P Rating(j)	B
Weighted Average Rating Factor (Moody’s)(j)	2,958

Credit Quality(b)

BB	6.8%
B	76.2%
CCC+ or Lower	6.9%
Not Rated	10.1%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

Services: Business	14.8%
High Tech Industries	13.1%
Telecommunications	9.9%
Healthcare & Pharmaceuticals	7.0%
Aerospace & Defense	6.7%
Total	51.5%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	3.9%
Allied Universal Holdco, LLC	2.3%
Gainwell Acquisition Corporation	2.2%
DTI Holdco, Inc.	2.2%
LBM Acquisition, LLC	2.1%
The Edelman Financial Center, LLC	2.1%
Riverbed Technology, Inc.	2.0%
DCert Buyer, Inc.	1.9%
Peraton Corporation	1.9%
Polaris Newco, LLC	1.9%
Total	22.5%

Performance Comparison

	YTD		5 Yr		Since Inception(k)
AFT - Market Price	12.96	%(e)	7.79	%(e)(f)	5.08	%(e)(f)
AFT - NAV	6.85	%(e)	6.82	%(e)(f)	6.16	%(e)(f)
S&P/LSTA Leveraged Loan Index(g)	3.28%		4.99	%(f)	4.24	%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2021. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and warrants and includes fixed and floating rate assets.
(i)	Excludes equity investments and warrants.
(j)	Excludes securities with no rating or non-performing defaulted securities as of June 30, 2021.
(k)	Inception date February 23, 2011.

6  |  Semi-Annual Report

Apollo Tactical Income Fund Inc.

Financial Data

As of June 30, 2021 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	70.4%
High Yield Bonds	21.4%
Structured Products	5.4%
Equity/Other	2.8%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.71%
Weighted Average Fixed-Rate Coupon	5.47%
Weighted Average Maturity (in years) (floating assets)	5.70
Weighted Average Maturity (in years) (fixed assets)	6.38
Weighted Average Modified Duration (in years) (fixed assets)	3.16
Weighted Average Modified Duration (in years)(h)	4.21
Average Position Size by Issuer(i)	$3,690,200
Number of Issuers(i)	98
Weighted Average S&P Rating(j)	B
Weighted Average Rating Factor (Moody’s)(j)	2,846

Credit Quality(b)

A	1.1%
BBB	0.8%
BB	13.7%
B	63.5%
CCC+ or Lower	8.3%
Not Rated	12.6%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

Telecommunications	12.1%
High Tech Industries	12.0%
Healthcare & Pharmaceuticals	9.7%
Services: Business	9.5%
Aerospace & Defense	5.9%
Total	49.2%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	4.3%
DCert Buyer, Inc.	2.6%
LBM Acquisition, LLC	2.6%
United Airlines Holdings, Inc.	2.5%
TIAA Churchill Middle Market CLO, Ltd.	2.4%
Gainwell Acquisition Corporation	2.4%
Peraton Corporation	2.1%
DTI Holdco, Inc.	1.9%
Riverbed Technology, Inc.	1.9%
PetSmart, Inc.	1.9%
Total	24.6%

Performance Comparison

	YTD		5 Yr		Since Inception(k)
AIF - Market Price	11.44	%(e)	10.40	%(e)(f)	5.81	%(e)(f)
AIF - NAV	6.59	%(e)	9.45	%(e)(f)	7.31	%(e)(f)
S&P/LSTA Leveraged Loan Index(g)	3.28%		4.99	%(f)	4.10	%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2021. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 5.4% of the portfolio as of June 30, 2021.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and warrants and includes fixed and floating rate assets.
(i)	Excludes equity investments and warrants.
(j)	Excludes securities with no rating or non-performing defaulted securities as of June 30, 2021.
(k)	Inception date February 25, 2013.

Semi-Annual Report  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans - 144.2%(a)

AEROSPACE & DEFENSE - 9.7%

Bleriot US Bidco Inc.
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.00% Floor), 4.15%, 10/30/26(c)	3,791,454	3,796,989
Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 05/01/25(c)	4,132,354	4,147,106
Maxar Technologies Ltd. (Canada)
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.86%, 10/04/24(b)(c)(e)	3,100,630	3,076,414
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 5.15%, 06/04/26(c)	4,206,365	4,214,252
Pae Holding Corporation
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 10/19/27(c)	2,191,537	2,201,125
Peraton Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28(b)(c)	7,476,874	7,511,641
Transdigm, Inc.
First Lien Term Loan F, (1M LIBOR + 2.25%, 0.00% Floor), 2.35%, 12/09/25(c)	413,787	408,152

		25,355,679

AUTOMOTIVE - 2.8%

Truck Hero, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28(b)(c)	7,156,800	7,167,106

BANKING, FINANCE, INSURANCE & REAL ESTATE - 6.9%

AqGen Island Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 05/20/28(b)(c)	2,341,463	2,340,374
Asurion, LLC
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 5.35%, 01/31/28(b)(c)	5,250,000	5,299,219
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.85%, 09/03/26(c)	1,994,911	1,994,223
First Lien Term Loan B3, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26(c)	147,015	147,592
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/07/28(b)(c)	6,288,675	6,303,516
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 6.85%, 07/20/26(b)(c)	1,796,223	1,809,884

		17,894,808

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO - 1.4%

IRB Holding Corporation
First Lien Term Loan B, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27(c)	3,731,886	3,736,271

CAPITAL EQUIPMENT - 2.8%

Safe Fleet Holdings, LLC
First Lien Term Loan, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(b)(c)	5,803,648	5,777,647
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,376,471

		7,154,118

CHEMICALS, PLASTICS, & RUBBER - 4.8%

Archroma Finance S.A.R.L (Luxembourg)
First Lien Term Loan B2, (3M LIBOR + 4.25%, 0.00% Floor), 4.38%, 08/12/24(c)(e)	3,935,542	3,925,704
Charter Next Generation, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27(c)	2,595,331	2,604,661
CPC Acquisition Corp.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27(c)	1,248,832	1,248,251
Polar US Borrower, LLC
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 4.90%, 10/15/25(c)	1,832,734	1,841,898
Pretium PKG Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/05/27(c)	2,299,120	2,308,029
Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.85%, 10/01/25(c)(e)	656,151	652,188

		12,580,731

CONSTRUCTION & BUILDING - 4.0%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	7,092,294	6,699,700
Illuminate Merger Sub Corp.
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 06/30/28(b)(c)	3,829,787	3,836,968

		10,536,668

CONSUMER GOODS: DURABLE - 0.7%

TGP Holdings III LLC
First Lien Term Loan, (3M LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/24/28(b)(c)	1,780,497	1,787,174

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

CONSUMER GOODS: NON-DURABLE - 3.3%

Knowlton Development Corporation (Canada)
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.85%, 12/22/25(c)(e)	4,584,031	4,567,551
Kronos Acquisition Holdings Inc. (Canada)
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 12/22/26(b)(c)(e)	3,982,494	3,959,674

		8,527,225

CONTAINERS, PACKAGING & GLASS - 2.4%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/07/23(c)	3,502,487	3,256,105
MAR Bidco S.a.r.l (Luxembourg)
First Lien Term Loan, (LIBOR + 4.25%, 0.50% Floor), 4.75%, 04/20/28(b)(c)(e)	2,933,411	2,951,745

		6,207,850

ENVIRONMENTAL INDUSTRIES - 1.7%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/27/28(c)	3,000,000	3,000,015
Trugreen Limited Partnership
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27(c)	1,475,908	1,484,579

		4,484,594

FOREST PRODUCTS & PAPER - 1.0%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/04/28(b)(c)(e)	2,704,034	2,718,406

HEALTHCARE & PHARMACEUTICALS - 10.5%

Bella Holding Company, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/10/28(c)	1,903,782	1,907,076
CCRR Parent, Inc.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/06/28(c)	2,396,057	2,413,285
Endo Luxembourg Finance Company I S.a.r.l.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/27/28(c)	4,236,613	4,100,258

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27(c)	8,694,961	8,738,436
Jazz Pharmaceuticals, Inc
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 05/05/28(c)	1,237,410	1,242,725
Loire Finco Luxembourg S.a r.l. (United Kingdom)
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/27(c)(e)	1,995,000	1,992,536
Maravai Intermediate Holdings LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27(c)	2,925,483	2,941,032
Sunshine Luxembourg VII SARL (Luxembourg)
First Lien Term Loan B3, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/01/26(c)(e)	2,875,147	2,889,336
Women’s Care Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 01/15/28(c)	1,102,602	1,105,535

		27,330,219

HIGH TECH INDUSTRIES - 19.7%

Almonde, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/24(c)	3,539,538	3,489,666
Atlas CC Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	3,239,953	3,254,127
First Lien Term Loan C, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	658,973	661,856
DCert Buyer, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 10/16/26(c)	4,488,636	4,499,858
Second Lien Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 7.10%, 02/19/29(c)	3,045,858	3,081,404
Delta Topco, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27(c)	3,800,712	3,814,186
E2Open, LLC
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 02/04/28(b)(c)	1,769,217	1,771,428
First Lien Term Loan, (3M LIBOR + 3.50%, 0.50% Floor), 4.00%, 02/04/28(c)	2,567,442	2,573,463

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

Flexera Software LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/03/28(c)	5,996,101	6,016,457
Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27(c)	3,882,541	3,896,421
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(c)	4,704,931	4,727,373
Ivanti Software, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/01/27(c)	5,906,361	5,923,992
Riverbed Technology, Inc.
First Lien Term Loan, (3M LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/31/25(c)	3,782,555	3,602,884
Second Lien Term Loan, (4.50% PIK), (3M LIBOR + 11.00%, 1.00% Floor), 12.00%, 12/31/26(c)(f)	5,257,193	4,153,182

		51,466,297

HOTEL, GAMING & LEISURE - 3.2%

Alterra Mountain Company
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/01/26(c)	1,949,321	1,956,641
Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 4.50%, 0.00% Floor), 4.60%, 07/21/25(c)	4,319,727	4,338,626
The Enterprise Development Authority
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/28/28(c)(d)	2,148,037	2,158,777

		8,454,044

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 3.1%

Advantage Sales & Marketing Inc.
First Lien Term Loan, (2M/3M LIBOR + 5.25%, 0.75% Floor), 6.00%, 10/28/27(b)(c)	5,180,305	5,242,753
F & W Media, Inc.
First Lien Term Loan B1, (LIBOR + 0.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	347,024	—
First Lien Term Loan B2, (LIBOR + 0.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—
Gannett Holdings, LLC
First Lien Term Loan B, (6M LIBOR + 7.00%, 0.75% Floor), 7.75%, 02/09/26(b)(c)	2,872,633	2,906,746

		8,149,499

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION - 7.1%

GEE Holdings 2, LLC
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 03/24/25(c)	2,479,047	2,487,104
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 9.25%, 03/23/26(c)(f)	1,874,900	1,741,313
First Lien Delayed Draw Term Loan, (3M LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/25/23(c)(d)	71,216	69,435
Univision Communications, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 03/15/24(c)	5,800,286	5,802,113
WideOpenWest Finance, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 1.00% Floor), 4.25%, 08/18/23(c)	3,931,049	3,931,874
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.86%, 05/18/25(c)	4,497,059	4,425,398

		18,457,237

METALS & MINING - 0.9%

Time Manufacturing Acquisition, LLC
First Lien Term Loan, (2M LIBOR + 5.00%, 1.00% Floor), 6.00%, 02/03/23(c)(d)	2,213,492	2,221,792

RETAIL - 8.2%

At Home Group, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.50% Floor), 4.75%, 06/24/28(b)(c)	1,899,281	1,904,029
Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	196,013	27,442
First Lien Term Loan A, (LIBOR + 0.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	868,743	—
First Lien Term Loan B, (LIBOR + 0.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	1,063,663	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	35,263	4,937
EG America, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 4.15%, 02/07/25(c)	3,754,513	3,734,408
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.50% Floor), 4.75%, 03/31/26(c)	938,622	940,528

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

RETAIL (continued)

Empire Today, LLC
First Lien Term Loan, (1M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/24/28(c)	2,195,875	2,202,737
Petco Health and Wellness Company, Inc.
First Lien Term Loan, (3M LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/03/28(c)	4,927,948	4,923,562
PetSmart, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28(c)	5,181,394	5,191,757
Tory Burch LLC
First Lien Term Loan, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/16/28(c)	2,419,937	2,417,916

		21,347,316

SERVICES: BUSINESS - 22.1%

Allied Universal Holdco LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28(c)	9,066,041	9,102,622
Camelot U.S. Acquisition 1 Co.
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26(c)	2,985,000	2,990,910
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 05/08/23(c)	600,057	602,307
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.50%, 08/08/23(c)(f)	2,429,202	2,385,682
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(c)	6,004,147	6,040,592
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	8,822,551	8,551,257
Electro Rent Corp.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 01/31/24(c)	2,810,788	2,831,869
Endure Digital, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/10/28(c)	4,502,015	4,488,869
Ensemble RCM, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.00% Floor), 3.94%, 08/03/26(c)	4,368,009	4,376,199
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27(c)	1,134,681	1,141,245

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Garda World Security Corporation (Canada)
First Lien Term Loan B2, (1M LIBOR + 4.25%, 0.00% Floor), 4.35%, 10/30/26(c)(e)	6,931,915	6,973,992
Polaris Newco, LLC
First Lien Term Loan B, (6M LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/02/28(c)	3,704,412	3,719,933
Second Lien Term Loan, (6M LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/04/29(c)	3,510,563	3,563,221
Software Luxembourg Acquisition S.A.R.L. (Luxembourg)
First Lien First Out Term Loan, (3M LIBOR + 7.50%, 1.00% Floor), 8.50%, 12/27/24(c)(e)	269,478	270,152
First Lien Second Out Term Loan, (3M LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/27/25(c)(e)	601,834	603,339

		57,642,189

SERVICES: CONSUMER - 1.0%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 08/25/24(c)	2,516,917	2,526,946

TELECOMMUNICATIONS - 14.1%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.60%, 07/23/25(c)	4,459,773	4,430,517
Frontier Communications Holdings, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28(c)	2,249,917	2,255,193
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (3M LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22(c)(e)	3,405,262	3,435,075
First Lien Term Loan, (Prime + 5.50%), 8.75%, 01/02/24(c)(e)(g)	5,444,878	5,558,322
First Lien Term Loan B, (Prime + 4.75%), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,209,783
First Lien Term Loan B5, 8.63%, 01/02/24(e)(g)(h)	4,984,426	5,085,012
Orbcomm, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/17/28(b)(c)	3,125,000	3,123,047
Radiate Holdco, LLC
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26(c)	2,914,036	2,920,360

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 6.00%, 1.00% Floor), 7.00%, 05/02/23(c)	5,555,947	5,139,612
Zacapa S.A.R.L. (Luxembourg)
First Lien Term Loan B, (6M LIBOR + 4.50%, 0.00% Floor), 4.70%, 07/02/25(c)(e)	3,603,848	3,620,515

		36,777,436

TRANSPORTATION: CONSUMER - 7.4%

Atlantic Aviation FBO, Inc.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.86%, 12/06/25(c)	3,312,510	3,315,409
Delta Air Lines, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27(c)	2,803,490	2,964,873
The Hertz Corporation
First Lien Revolving Term Loan, (LIBOR + 3.25%, 0.00% Floor), 3.25%, 06/30/21(b)(c)	554,340	556,652
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 06/11/28(b)(c)	3,247,746	3,249,094
First Lien Term Loan C, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 06/11/28(b)(c)	612,075	612,329
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 01/25/24(b)(c)	1,369,209	1,321,800
United Airlines, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28(b)(c)	7,034,902	7,137,014

		19,157,171

UTILITIES: ELECTRIC - 2.2%

PG&E Corporation
First Lien Term Loan, (3M LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/23/25(c)	5,901,424	5,832,288

WHOLESALE - 3.2%

LBM Acquisition, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	860,339	855,409
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	5,792,768	5,759,575
First Lien Term Loan B2, (LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	1,752,213	1,740,166

		8,355,150

Total Senior Loans (Cost $377,053,734)		375,868,214

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds - 2.5%

AEROSPACE & DEFENSE - 0.4%

Transdigm, Inc.
8.00%, 12/15/25(h)(i)	1,068,000	1,156,954

ENERGY: OIL & GAS - 0.9%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	1,969,000	1,833,641
10.50%, 05/15/27(h)(i)	374,000	371,173

		2,204,814

MEDIA: BROADCASTING & SUBSCRIPTION - 0.4%

CSC Holdings, LLC
5.38%, 02/01/28(h)(i)	1,000,000	1,059,200

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	18,879	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	639,000	—

		—

TELECOMMUNICATIONS - 0.8%

Frontier Communications Corporation
5.00%, 05/01/28(h)(i)	2,000,000	2,070,160

Total Corporate Notes and Bonds (Cost $6,228,938)		6,491,128

	Quantity	Value $
Common Stocks - 3.7%

AUTOMOTIVE - 0.0%

APC Parent, Inc.(d)(j)	241,972	114,671

BANKING, FINANCE, INSURANCE & REAL ESTATE - 2.5%

Medical Card System, Inc.(d)	991,230	6,507,658

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc.(d)(j)	28,252	—

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	25,377
F & W Media, Inc.(d)(j)	9,511	—

		25,377

MEDIA: BROADCASTING & SUBSCRIPTION - 1.0%

GEE Acquisition Holdings Corp.(d)(j)	108,418	2,493,614

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	8,890,519	—

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Quantity	Value $

Common Stocks (continued)

SERVICES: BUSINESS - 0.2%

Skillsoft Corp.(j)	58,966	580,815

Total Common Stocks (Cost $2,921,187)		9,722,135

Preferred Stocks - 0.4%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda) (LIBOR + 6.68%, 1.00% Floor), 7.68%(e)	37,863	967,778

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc., (14.50% PIK)(d)(f)(h)	3,126	156,300

Total Preferred Stocks (Cost $1,098,068)		1,124,078

	Quantity	Value $

Warrants - 0.0%

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc.(d)(j)	47	—

Total Warrants (Cost $0)		—

Total Investments - 150.8%		393,205,555
(Cost of $387,301,927)
Other Assets & Liabilities, Net - (1.3)%		(3,547,173)
Loan Outstanding - (49.5)%(k)(l)		(128,960,816)

Net Assets (Applicable to Common Shares) - 100.0%		260,697,566

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2021. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of June 30, 2021, the 1, 2, 3 and 6 month LIBOR rates were 0.10%, 0.13%, 0.15% and 0.16%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2021, these securities amounted to $6,491,128, or 2.49% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $129,000,000 less unamortized deferred financing costs of $39,184.

See accompanying Notes to Financial Statements.  |  13

Apollo Tactical Income Fund Inc.

Schedule of Investments

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans - 106.5%(a)

AEROSPACE & DEFENSE - 7.2%

Maxar Technologies Ltd. (Canada)
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.86%, 10/04/24(b)(c)(e)	3,100,630	3,076,414
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 5.15%, 06/04/26(c)	3,129,203	3,135,071
Pae Holding Corporation
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 10/19/27(c)	2,191,537	2,201,125
Peraton Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28(b)(c)	7,476,874	7,511,641
Transdigm, Inc.
First Lien Term Loan F, (1M LIBOR + 2.25%, 0.00% Floor), 2.35%, 12/09/25(c)	1,576,112	1,554,645

		17,478,896

AUTOMOTIVE - 1.3%

Truck Hero, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28(b)(c)	3,166,800	3,171,360

BANKING, FINANCE, INSURANCE & REAL ESTATE - 5.8%

AqGen Island Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 05/20/28(b)(c)	2,341,463	2,340,374
Asurion, LLC
Second Lien Term Loan B3, (1M LIBOR + 5.25%, 0.00% Floor), 5.35%, 01/31/28(b)(c)	5,250,000	5,299,219
The Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/07/28(b)(c)	6,139,234	6,153,723
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 6.85%, 07/20/26(b)(c)	376,950	379,817

		14,173,133

CAPITAL EQUIPMENT - 2.2%

Safe Fleet Holdings, LLC
First Lien Term Loan, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(b)(c)	3,936,106	3,918,472
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,376,471

		5,294,943

	Principal Amount ($)	Value ($)

CHEMICALS, PLASTICS, & RUBBER - 3.3%

Charter Next Generation, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27(c)	2,595,331	2,604,661
CPC Acquisition Corp.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27(c)	1,248,832	1,248,251
Polar US Borrower, LLC
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 4.90%, 10/15/25(c)	1,832,734	1,841,898
Pretium PKG Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/05/27(c)	2,299,120	2,308,029

		8,002,839

CONSTRUCTION & BUILDING - 3.1%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	3,867,959	3,653,848

Illuminate Merger Sub Corp.
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 06/30/28(b)(c)	3,829,787	3,836,968

		7,490,816

CONSUMER GOODS: DURABLE - 0.7%

TGP Holdings III LLC
First Lien Term Loan, (3M LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/24/28(b)(c)	1,780,497	1,787,174

CONTAINERS, PACKAGING & GLASS - 1.2%

Anchor Glass Container Corp.
First Lien Term Loan, (3M LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/07/23(c)	3,191,992	2,967,451

ENVIRONMENTAL INDUSTRIES - 1.8%

Dispatch Acquisition Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/27/28(c)	3,000,000	3,000,015

Trugreen Limited Partnership
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27(c)	1,475,908	1,484,579

		4,484,594

FOREST PRODUCTS & PAPER - 1.1%

Spa US Holdco, Inc. (Finland)
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/04/28(b)(c)(e)	2,704,034	2,718,406

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS - 11.2%

Bella Holding Company, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/10/28(c)	1,903,782	1,907,076
CCRR Parent, Inc.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/06/28(c)	2,396,057	2,413,285
Endo Luxembourg Finance Company I S.a.r.l.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/27/28(c)	7,050,797	6,823,867
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27(c)	8,694,961	8,738,436
Maravai Intermediate Holdings LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27(c)	2,925,483	2,941,032
Resonetics, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 04/28/28(c)	3,250,000	3,259,474
Women’s Care Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 01/15/28(c)	1,102,602	1,105,535

		27,188,705

HIGH TECH INDUSTRIES - 17.2%

Almonde, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/24(c)	1,408,875	1,389,024
Atlas CC Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	3,239,953	3,254,127
First Lien Term Loan C, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 05/25/28(c)	658,973	661,856
DCert Buyer, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 10/16/26(c)	4,488,636	4,499,858
Second Lien Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 7.10%, 02/19/29(c)	5,045,858	5,104,744
Delta Topco, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27(c)	3,800,712	3,814,186
Flexera Software LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/03/28(c)	2,979,160	2,989,274

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27(c)	3,882,541	3,896,421
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(c)	3,353,119	3,369,113
Ivanti Software, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/01/27(c)	5,906,361	5,923,992
Riverbed Technology, Inc.
First Lien Term Loan, (3M LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/31/25(c)	3,494,520	3,328,530
Second Lien Term Loan, (4.50% PIK), (3M LIBOR + 11.00%, 1.00% Floor), 12.00%, 12/31/26(c)(f)	4,693,921	3,708,198

		41,939,323

HOTEL, GAMING & LEISURE - 3.0%

Alterra Mountain Company
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/01/26(c)	1,949,321	1,956,641
Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 4.50%, 0.00% Floor), 4.60%, 07/21/25(c)	3,236,232	3,250,390
The Enterprise Development Authority
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/28/28(c)(d)	2,148,037	2,158,777

		7,365,808

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.3%

Advantage Sales & Marketing Inc.
First Lien Term Loan, (2M/3M LIBOR + 5.25%, 0.75% Floor), 6.00%, 10/28/27(b)(c)	2,590,154	2,621,378
F & W Media, Inc.
First Lien Term Loan B1, (LIBOR + 0.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	347,024	—
First Lien Term Loan B2, (LIBOR + 0.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—
Gannett Holdings, LLC
First Lien Term Loan B, (6M LIBOR + 7.00%, 0.75% Floor), 7.75%, 02/09/26(b)(c)	2,872,633	2,906,746

		5,528,124

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

MEDIA: BROADCASTING & SUBSCRIPTION - 4.2%

GEE Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/25/23(c)(d)	67,400	65,715
First Lien Term Loan, (3M LIBOR + 8.00%, 1.00% Floor), 9.00%, 03/24/25(c)	2,346,207	2,353,832
First Lien Term Loan, (6.75% PIK), (3M LIBOR + 8.25%, 1.00% Floor), 9.25%, 03/23/26(c)(f)	1,774,433	1,648,005
WideOpenWest Finance, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 1.00% Floor), 4.25%, 08/18/23(c)	2,075,283	2,075,719
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.86%, 05/18/25(c)	4,123,275	4,057,570

		10,200,841

METALS & MINING - 0.9%

Time Manufacturing Acquisition, LLC
First Lien Term Loan, (2M LIBOR + 5.00%, 1.00% Floor), 6.00%, 02/03/23(c)(d)	2,213,492	2,221,792

RETAIL - 3.7%

At Home Group, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.50% Floor), 4.75%, 06/24/28(b)(c)	1,899,281	1,904,029
Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	59,069	8,270
First Lien Term Loan A, (LIBOR + 0.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	261,799	—
First Lien Term Loan B, (LIBOR + 0.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	320,539	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	10,627	1,488
Empire Today, LLC
First Lien Term Loan, (1M LIBOR + 5.00%, 0.75% Floor), 5.75%, 03/24/28(c)	2,195,875	2,202,737
PetSmart, Inc.
First Lien Term Loan, (6M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/11/28(c)	4,818,606	4,828,243

		8,944,767

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS - 12.4%

Allied Universal Holdco LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.50% Floor), 4.25%, 05/12/28(c)	2,727,419	2,738,424
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 05/08/23(c)	289,468	290,554
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.50%, 08/08/23(c)(f)	1,133,505	1,113,198
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(c)	1,283,597	1,291,388
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	7,354,739	7,128,580
Endure Digital, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/10/28(c)	4,502,015	4,488,869
eResearchTechnology, Inc.
First Lien Term Loan B, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27(c)	1,134,681	1,141,245
Garda World Security Corporation (Canada)
First Lien Term Loan B2, (1M LIBOR + 4.25%, 0.00% Floor), 4.35%, 10/30/26(c)(e)	4,262,870	4,288,745
Polaris Newco, LLC
First Lien Term Loan B, (6M LIBOR + 4.00%, 0.50% Floor), 4.50%, 06/02/28(c)	3,604,412	3,619,514
Second Lien Term Loan, (6M LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/04/29(c)	3,268,689	3,317,719
Software Luxembourg Acquisition S.A.R.L. (Luxembourg)
First Lien First Out Term Loan, (3M LIBOR + 7.50%, 1.00% Floor), 8.50%, 12/27/24(c)(e)	269,478	270,152
First Lien Second Out Term Loan, (3M LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/27/25(c)(e)	601,834	603,339

		30,291,727

SERVICES: CONSUMER - 0.5%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 08/25/24(c)	1,224,555	1,229,435

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

TELECOMMUNICATIONS - 13.5%

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.60%, 07/23/25(c)	4,082,292	4,055,512
Frontier Communications Holdings, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28(c)	2,249,917	2,255,193
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (3M LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22(c)(e)	3,511,365	3,542,107
First Lien Term Loan, (Prime + 5.50%), 8.75%, 01/02/24(c)(e)(g)	5,735,607	5,855,108
First Lien Term Loan B, (Prime + 4.75%), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,209,783
First Lien Term Loan B5, 8.63%, 01/02/24(e)(g)(h)	5,056,202	5,158,236
Orbcomm, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/17/28(b)(c)	3,125,000	3,123,047
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 6.00%, 1.00% Floor), 7.00%, 05/02/23(c)	5,555,947	5,139,612
Zacapa S.A.R.L. (Luxembourg)
First Lien Term Loan B, (6M LIBOR + 4.50%, 0.00% Floor), 4.70%, 07/02/25(c)(e)	2,491,280	2,502,802

		32,841,400

TRANSPORTATION: CONSUMER - 5.6%

Delta Air Lines, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27(c)	2,803,490	2,964,873
The Hertz Corporation
First Lien Revolving Term Loan, (LIBOR + 3.25%, 0.00% Floor), 3.25%, 06/30/21(b)(c)	554,340	556,652
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 06/11/28(b)(c)	3,247,746	3,249,094
First Lien Term Loan C, (1M LIBOR + 3.50%, 0.50% Floor), 4.00%, 06/11/28(b)(c)	612,075	612,329
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.10%, 01/25/24(b)(c)	1,369,209	1,321,800
United Airlines, Inc.
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28(b)(c)	4,940,152	5,011,858

		13,716,606

	Principal Amount ($)	Value ($)

UTILITIES: ELECTRIC - 1.2%

PG&E Corporation
First Lien Term Loan, (3M LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/23/25(c)	2,916,499	2,882,332

WHOLESALE - 3.1%

LBM Acquisition, LLC
First Lien Delayed Draw Term Loan, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	739,127	734,891
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	4,976,631	4,948,115
First Lien Term Loan B2, (LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(b)(c)	1,752,213	1,740,166

		7,423,172

Total Senior Loans (Cost $260,499,980)		259,343,644

Corporate Notes and Bonds - 32.3%

AEROSPACE & DEFENSE - 1.8%

Transdigm, Inc. 8.00%, 12/15/25(h)(i)	1,068,000	1,156,954
6.25%, 03/15/26(h)(i)	3,000,000	3,168,750

		4,325,704

AUTOMOTIVE - 2.6%

Lithia Motors, Inc. 3.88%, 06/01/29(h)(i)	2,759,000	2,863,290
4.38%, 01/15/31(h)(i)	3,241,000	3,475,956

		6,339,246

BEVERAGE, FOOD & TOBACCO - 3.6%

JBS, S.A. 6.75%, 02/15/28(h)(i)	1,000,000	1,100,000
6.50%, 04/15/29(h)(i)	2,847,000	3,202,975
5.50%, 01/15/30(h)(i)	2,000,000	2,239,400
Restaurant Brands International, Inc. (Canada)
5.75%, 04/15/25(e)(h)(i)	2,000,000	2,123,440

		8,665,815

CAPITAL EQUIPMENT - 0.9%

Clark Equipment Company (Republic of Korea)
5.88%, 06/01/25(e)(h)(i)	2,000,000	2,117,500

CHEMICALS, PLASTICS, & RUBBER - 0.9%

W.R. Grace & Co.
4.88%, 06/15/27(h)(i)	2,000,000	2,123,100

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds (continued)

CONSTRUCTION & BUILDING - 0.4%

Forterra, Inc.
6.50%, 07/15/25(h)(i)	1,000,000	1,080,840

CONSUMER GOODS: NON-DURABLE - 0.6%

Prestige Brands, Inc.
5.13%, 01/15/28(h)(i)	1,429,000	1,509,567

CONTAINERS, PACKAGING & GLASS - 0.9%

Ardagh Packaging Finance PLC
5.25%, 04/30/25(h)(i)	2,000,000	2,105,000

ENERGY: OIL & GAS - 0.9%

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26(h)(i)	1,970,000	1,834,572
10.50%, 05/15/27(h)(i)	374,000	371,173

		2,205,745

HEALTHCARE & PHARMACEUTICALS - 3.5%

Bausch Health Companies, Inc.
5.25%, 02/15/31(h)(i)	3,000,000	2,808,900
Encompass Health Corp.
4.63%, 04/01/31(h)	3,996,000	4,286,509
RP Escrow Issuer, LLC
5.25%, 12/15/25(h)(i)	1,463,000	1,531,776

		8,627,185

HIGH TECH INDUSTRIES - 0.9%

SS&C Technologies, Inc.
5.50%, 09/30/27(h)(i)	2,000,000	2,124,250

HOTEL, GAMING & LEISURE - 1.7%

Churchill Downs, Inc.
5.50%, 04/01/27(h)(i)	2,000,000	2,088,742
Life Time, Inc.
5.75%, 01/15/26(h)(i)	2,000,000	2,075,170

		4,163,912

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.8%

Advantage Sales & Marketing Inc.
6.50%, 11/15/28(h)(i)	2,121,000	2,239,787
Outfront Media Capital, LLC
5.00%, 08/15/27(h)(i)	2,000,000	2,073,750

		4,313,537

MEDIA: BROADCASTING & SUBSCRIPTION - 1.9%

CSC Holdings, LLC
4.63%, 12/01/30(h)(i)	4,000,000	3,929,440
Ziggo B.V. (Netherlands)
4.88%, 01/15/30(e)(h)(i)	750,000	769,740

		4,699,180

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	86,775	—

	Principal Amount ($)	Value ($)

METALS & MINING (continued)

Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	2,937,000	—

		—

RETAIL - 0.9%

PetSmart, Inc.
7.75%, 02/15/29(h)(i)	2,000,000	2,207,500

SERVICES: BUSINESS - 1.7%

Allied Universal Holdco LLC
6.00%, 06/01/29(h)(i)	4,000,000	4,060,440

TELECOMMUNICATIONS - 4.8%

Consolidated Communications, Inc.
5.00%, 10/01/28(h)(i)	2,500,000	2,539,375
Frontier Communications Corporation
5.00%, 05/01/28(h)(i)	3,000,000	3,105,240
Lumen Technologies, Inc.
4.00%, 02/15/27(h)(i)	3,000,000	3,063,750
4.25%, 07/01/28(h)(i)	3,000,000	3,048,270

		11,756,635

TRANSPORTATION: CONSUMER - 1.7%

United Airlines Holdings, Inc.
5.88%, 10/15/27(h)	3,806,600	4,231,688

WHOLESALE - 0.8%

LBM Acquisition, LLC
6.25%, 01/15/29(h)(i)	2,000,000	2,017,900

Total Corporate Notes and Bonds (Cost $75,842,471)		78,674,744

Structured Products - 8.1%(m)

Anchorage Capital CLO, Ltd. (Cayman Islands)
2015-6A, Class ER, 6.35%, 07/15/30(e)(i)(n)	4,400,000	4,321,394
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E, 7.15%, 04/15/31(e)(i)(n)	4,000,000	3,801,576
KKR Financial CLO, Ltd. (Cayman Islands)
2017, Class ER, 7.39%, 04/15/34(e)(i)(n)	2,750,000	2,753,493
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER, 7.97%, 10/20/30(e)(i)(n)	5,000,000	4,981,325
2017-1A, Class E, 7.30%, 01/24/30(e)(i)(n)	4,000,000	3,923,740

Total Structured Products (Cost $19,670,557)		19,781,528

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

	Quantity	Value ($)
Common Stocks - 3.8%

AUTOMOTIVE - 0.1%

APC Parent, Inc.(d)(j)	241,972	114,671

BANKING, FINANCE, INSURANCE & REAL ESTATE - 2.5%

Medical Card System, Inc.(d)	914,981	6,007,065

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc.(d)(j)	7,743	—

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	25,377

F & W Media, Inc.(d)(j)	9,511	—

		25,377

MEDIA: BROADCASTING & SUBSCRIPTION - 1.0%

GEE Acquisition Holdings Corp.(d)(j)	102,608	2,359,984

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	2,679,190	—

SERVICES: BUSINESS - 0.2%

Skillsoft Corp.(j)	58,966	580,815

Total Common Stocks (Cost $2,797,724)		9,087,912

	Quantity	Value ($)
Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda)
(LIBOR + 6.68%, 1.00% Floor), 7.68%(e)	37,863	967,778

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK)(d)(f)(h)	3,126	156,300

Total Preferred Stocks (Cost $1,098,068)		1,124,078

Warrants - 0.0%

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc.(d)(j)	22	—

Total Warrants (Cost $0)		—

Total Investments - 151.2%		368,011,906
(Cost of $359,908,800)
Other Assets & Liabilities, Net - (1.5)%		(3,788,208)
Loan Outstanding - (49.7)%(k)(l)		(120,873,548)

Net Assets (Applicable to Common Shares) - 100.0%		243,350,150

See accompanying Notes to Financial Statements.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

June 30, 2021 (unaudited)

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2021. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of June 30, 2021, the 1, 2, 3 and 6 month LIBOR rates were 0.10%, 0.13%, 0.15% and 0.16%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2021, these securities amounted to $89,938,075, or 36.96% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $126,452.
(m)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2021.

20  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

June 30, 2021 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $387,301,927 and $359,908,800, respectively)	$393,205,555	$368,011,906
Cash and cash equivalents	24,106,674	3,612,924
Interest receivable	1,044,519	2,226,361
Receivable for investment securities sold	36,315,231	39,664,802
Net unrealized appreciation on unfunded loan commitments (Note 9)	9,228	10,140
Prepaid expenses	321,648	321,778

Total assets	$455,002,855	$413,847,911

Liabilities:

Borrowings under credit facility (principal $129,000,000 and $121,000,000, respectively, less unamortized deferred financing costs of $39,184 and $126,452, respectively) (Note 8)	$128,960,816	$120,873,548
Payable for investment securities purchased	64,255,081	48,606,339
Investment advisory fee payable	318,914	297,466
Other payables and accrued expenses due to affiliates	79,295	31,600
Other payables and accrued expenses	691,183	688,808

Total liabilities	$194,305,289	$170,497,761

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$260,697,566	$243,350,150

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,608,015	$275,624,471
Total accumulated loss	(35,910,449)	(32,274,321)

Net Assets (Applicable to Common Shareholders)	$260,697,566	$243,350,150

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$16.74	$16.82

See accompanying Notes to Financial Statements.  |  21

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Six Months Ended June 30, 2021 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$10,118,074	$9,819,002
Dividends (net of withholding taxes of $107,486 and $99,218, respectively)	1,003,418	929,004

Total investment income	11,121,492	10,748,006

Expenses:

Investment advisory fee (Note 3)	1,899,048	1,751,486
Interest and commitment fee expense (Note 8)	586,895	568,706
Professional fees	366,163	372,548
Administrative services of the Adviser (Note 3)	378,374	383,012
Fund administration and accounting services (Note 3)	113,858	111,177
Insurance expense	157,898	157,898
Amortization of deferred financing costs (Note 8)	79,984	75,360
Board of Directors fees (Note 3)	80,925	80,925
Other operating expenses	168,461	166,367

Total expenses	3,831,606	3,667,479
Less: Expense waiver (Note 3)	(1,147)	(53,208)

Net expenses	3,830,459	3,614,271

Net Investment Income	7,291,033	7,133,735

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investments	39,412	721,146
Net change in unrealized appreciation on investments and unfunded loan commitments (Note 9)	9,027,920	6,913,782

Net realized and unrealized gain on investments	9,067,332	7,634,928

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$16,358,365	$14,768,663

22  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (unaudited)	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$7,291,033	$15,243,667
Net realized gain/(loss) on investments	39,412	(16,813,877)
Net change in unrealized appreciation on investments and unfunded loan commitments	9,027,920	5,166,187

Net increase in net assets from operations	16,358,365	3,595,977

Distributions to Common Shareholders

Total distributions to common shareholders	(7,194,754)	(15,868,950)

Total increase/(decrease) in net assets	$9,163,611	$(12,272,973)

Net Assets Applicable to Common Shares

Beginning of period	251,533,955	263,806,928

End of period	$260,697,566	$251,533,955

See accompanying Notes to Financial Statements.  |  23

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (unaudited)	For the Year Ended December 31, 2020
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$7,133,735	$14,816,639
Net realized gain/(loss) on investments	721,146	(14,550,431)
Net change in unrealized appreciation on investments and unfunded loan commitments	6,913,782	6,636,493

Net increase in net assets from operations	14,768,663	6,902,701

Distributions to Common Shareholders

Total distributions to common shareholders	(6,696,844)	(15,375,260)

Total increase/(decrease) in net assets	$8,071,819	$(8,472,559)

Net Assets Applicable to Common Shares

Beginning of period	235,278,331	243,750,890

End of period	$243,350,150	$235,278,331

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2021 (unaudited)

Cash Flows from Operating Activities:

Net increase in net assets from operations	$16,358,365

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided By Operating Activities:
Net realized gain on investments	(39,412)
Net change in unrealized appreciation on investments and unfunded loan commitments	(9,027,920)
Net amortization/(accretion) of premium/(discount)	(879,174)
Purchase of investment securities	(223,070,163)
Proceeds from disposition of investment securities and principal paydowns	236,478,247
Payment-in-kind interest	(241,319)
Amortization of deferred financing costs	79,984
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(213,404)
Increase in prepaid expenses	(194,569)
Decrease in interest payable	(3,430)
Increase in investment advisory fee payable	3,406
Increase in other payables and accrued expenses due to affiliates	79,295
Increase in other payables and accrued expenses	532,942

Net cash flows provided by operating activities	19,862,848

Cash Flows from Financing Activities:
Deferred financing cost	(91,564)
Proceeds from borrowings under the credit facility	8,000,000
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(8,736,487)

Net cash flows used in financing activities	(828,051)

Net Increase in Cash and Cash Equivalents	19,034,797

Cash and cash equivalents, beginning of period	5,071,877

Cash and cash equivalents, end of period	$24,106,674

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$590,325

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2021 (unaudited)

Cash Flows from Operating Activities:

Net increase in net assets from operations	$14,768,663

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Used In Operating Activities:
Net realized gain on investments	(721,146)
Net change in unrealized appreciation on investments and unfunded loan commitments	(6,913,782)
Net amortization/(accretion) of premium/(discount)	(624,458)
Purchase of investment securities	(245,213,498)
Proceeds from disposition of investment securities and principal paydowns	236,388,271
Payment-in-kind interest	(174,411)
Amortization of deferred financing costs	75,360
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(246,577)
Increase in prepaid expenses	(194,699)
Decrease in interest payable	(3,118)
Increase in investment advisory fee payable	5,575
Increase in other payables and accrued expenses due to affiliates	31,600
Increase in other payables and accrued expenses	492,014

Net cash flows used in operating activities	(2,330,206)

Cash Flows from Financing Activities:
Deferred financing cost	(22,000)
Proceeds from borrowings under the credit facility	11,000,000
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(8,172,175)

Net cash flows provided by financing activities	2,805,825

Net Increase in Cash and Cash Equivalents	475,619

Cash and cash equivalents, beginning of period	3,137,305

Cash and cash equivalents, end of period	$3,612,924

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$571,824

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2021 (unaudited)		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Asset Value, Beginning of Period	$16.15		$16.94	$16.34	$17.86	$18.07	$16.92

Income from Investment Operations:
Net investment income(a)	0.47		0.98	1.21	1.25	1.13	1.24
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.58		(0.75)	0.59	(1.51)	(0.18)	1.15

Total from investment operations	1.05		0.23	1.80	(0.26)	0.95	2.39

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.46)		(1.02)	(1.20)	(1.26)	(1.16)	(1.24)

Total distributions paid to Common Shareholders	(0.46)		(1.02)	(1.20)	(1.26)	(1.16)	(1.24)

Net Asset Value, End of Period	$16.74		$16.15	$16.94	$16.34	$17.86	$18.07
Market Value, End of Period	$15.78		$14.40	$15.14	$14.39	$16.22	$17.40
Total return based on net asset value(b)	6.85	%(c)	2.99%	12.35%	(0.98)%	5.80%	15.33%
Total return based on market value(b)	12.96	%(c)	2.75%	14.02%	(3.98)%	(0.22)%	24.03%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	2.96	%(d)	3.12%	4.01%	3.84%	3.33%	3.21%
Ratio of net expenses to average net assets	2.93	%(d)	3.12%	4.01%	3.84%	3.33%	3.21%
Ratio of net investment income to average net assets	5.80	%(d)	6.37%	7.23%	7.10%	6.24%	7.11%
Supplemental Data:
Portfolio turnover rate	67.3	%(c)	93.6%	101.2%	122.4%	102.2%	109.5%
Net assets at end of period (000’s)	$260,698		$251,534	$263,807	$254,427	$278,070	$281,328
Senior Securities:
Principal loan outstanding (in 000’s)	$129,000		$121,000	$141,000	$141,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding(e)	$3,021		$3,079	$2,871	$2,804	$2,972	$2,995

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  27

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2021 (unaudited)		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Asset Value, Beginning of Period	$16.27		$16.85	$16.07	$17.44	$17.18	$15.97

Income from Investment Operations:
Net investment income(a)	0.49		1.02	1.25	1.33	1.27	1.50
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.52		(0.54)	0.77	(1.38)	0.28	1.23

Total from investment operations	1.01		0.48	2.02	(0.05)	1.55	2.73

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.46)		(1.06)	(1.24)	(1.32)	(1.29)	(1.52)

Total distributions paid to Common Shareholders	(0.46)		(1.06)	(1.24)	(1.32)	(1.29)	(1.52)

Net Asset Value, End of Period	$16.82		$16.27	$16.85	$16.07	$17.44	$17.18
Market Value, End of Period	$15.65		$14.48	$15.10	$13.77	$15.75	$15.43
Total return based on net asset value(b)	6.59	%(c)	4.71%	13.97%	0.47%	9.87%	19.34%
Total return based on market value(b)	11.44	%(c)	3.99%	19.20%	(4.67)%	10.47%	23.24%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.04	%(d)	3.16%	4.03%	3.85%	3.53%	3.36%
Ratio of net expenses to average net assets	2.96	%(d)	3.16%	4.03%	3.85%	3.53%	3.36%
Ratio of net investment income to average net assets	6.09	%(d)	6.72%	7.53%	7.65%	7.27%	9.20%
Supplemental Data:
Portfolio turnover rate	74.2	%(c)	96.4%	112.3%	130.9%	111.8%	111.6%
Net assets at end of period (000’s)	$243,350		$235,278	$243,751	$232,432	$252,265	$248,424
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000		$110,000	$126,500	$126,500	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(e)	$3,011		$3,139	$2,927	$2,837	$2,828	$2,800

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Not annualized.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

28  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

June 30, 2021 (unaudited)

Note 1. Organization and Operation

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require

Semi-Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

30  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

The valuation techniques used by the Funds to measure fair value at June 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summaries of the Funds’ investments categorized in the fair value hierarchy as of June 30, 2021 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at June 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$24,106,674	$24,106,674	$—	$—
Senior Loans	375,868,214	—	371,385,831	4,482,383
Corporate Notes and Bonds	6,491,128	—	6,491,128	—
Common Stocks	9,722,135	580,815	—	9,141,320
Preferred Stocks	1,124,078	—	967,778	156,300
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	12,763	—	12,763	—

Total Assets	$417,324,992	$24,687,489	$378,857,500	$13,780,003

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(3,535)	—	(2,895)	(640)

Total Liabilities	(3,535)	—	(2,895)	(640)

	$417,321,457	$24,687,489	$378,854,605	$13,779,363

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2021:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Common Stocks	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$19,227,669	$13,735,856	$5,318,468	$136,991	$36,354	$—
Purchases, including capitalized PIK	6,936,122	4,632,239	2,303,883	—	—	—
Sales/Paydowns	(13,567,888)	(11,573,423)	(1,994,465)	—	—	—
Accretion/(amortization) of discounts/ (premiums)	26,059	26,059	—	—	—	—
Net realized gain/(loss)	(3,300,047)	(2,022,447)	(1,226,574)	—	(51,026)	—
Change in net unrealized appreciation/ (depreciation)	6,843,130	2,069,781	4,740,008	19,309	14,672	(640)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(2,385,682)	(2,385,682)	—	—	—	—

Total Fair Value, end of period	$13,779,363	$4,482,383	$9,141,320	$156,300	$—	$(640)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2021 was $3,190,828.

Semi-Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2021:

Apollo Senior Floating Rate Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2021	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$4,380,569	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	32,379	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	69,435	Discounted Cash Flow(c)	Discount Rate(c)	9.28% - 10.28%	9.78%

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Common Stocks	25,377	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	6.0x	6.0x

	—	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	6,507,658	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	6.3x	6.3x
		Transaction Approach(e)	Term Sheet(e)	N/A	N/A

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	114,671	Recoverability(b)	Estimated Proceeds(b)	$0.47	$0.47

	2,493,614	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.25x - 5.75x	5.5x

Preferred Stock	156,300	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	6.0x	6.0x

Warrants	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Unfunded Loan Commitments	(640)	Discounted Cash Flow(c)	Discount Rate(c)	9.28% - 10.28%	9.78%

	—	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$13,779,363

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized a transaction approach to fair value this security. The significant unobservable input used in the valuation model was a term sheet. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

32  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Apollo Tactical Income Fund Inc.

	Total Fair Value at June 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$3,612,924	$3,612,924	$—	$—
Senior Loans	259,343,644	—	254,887,602	4,456,042
Corporate Notes and Bonds	78,674,744	—	78,674,744	—
Structured Products	19,781,528	—	19,781,528	—
Common Stocks	9,087,912	580,815	—	8,507,097
Preferred Stocks	1,124,078	—	967,778	156,300
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	12,763	—	12,763	—

Total Assets	$371,637,593	$4,193,739	$354,324,415	$13,119,439

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(2,623)	—	(2,018)	(605)

Total Liabilities	(2,623)	—	(2,018)	(605)

	$371,634,970	$4,193,739	$354,322,397	$13,118,834

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2021:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Structured Product	Common Stocks	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of period	$16,676,751	$9,221,275	$2,329,420	$4,966,102	$136,991	$22,963	$—
Purchases, including capitalized PIK	6,746,204	4,565,784	—	2,180,420	—	—	—
Sales/Paydowns	(12,294,898)	(7,995,537)	(2,425,000)	(1,874,361)	—	—	—
Accretion/(amortization) of discounts/ (premiums)	22,805	21,445	1,360	—	—	—	—
Net realized gain/(loss)	(2,099,947)	(1,967,980)	(41,679)	(43,381)	—	(46,907)	—
Change in net unrealized appreciation/ (depreciation)	5,181,117	1,724,253	135,899	3,278,317	19,309	23,944	(605)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(1,113,198)	(1,113,198)	—	—	—	—	—

Total Fair Value, end of period	$13,118,834	$4,456,042	$—	$8,507,097	$156,300	$—	$(605)

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2021 was $2,963,203.

Semi-Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2021:

Apollo Tactical Income Fund Inc.

Assets/Liabilities	Fair Value at June 30, 2021	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$4,380,570	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	9,757	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	65,715	Discounted Cash Flow(c)	Discount Rate(c)	9.28% - 10.28%	9.78%

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Common Stocks	25,377	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	6.0x	6.0x

	—	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	6,007,065	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	6.3x	6.3x
		Transaction Approach(e)	Term Sheet(e)	N/A	N/A

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	114,671	Recoverability(b)	Estimated Proceeds(b)	$0.47	$0.47

	2,359,984	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.25x - 5.75x	5.5x

Preferred Stock	156,300	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	6.0x	6.0x

Warrants	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Unfunded Loan Commitments	(605)	Discounted Cash Flow(c)	Discount Rate(c)	9.28% - 10.28%	9.78%

	—	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$13,118,834

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized a transaction approach to fair value this security. The significant unobservable input used in the valuation model was a term sheet. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

34  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of June 30, 2021, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2020, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2021 related to the 2020 tax year. No federal income tax provision or excise tax provision is required for the six months ended June 30, 2021.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2017 to 2020. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2017 to 2020.

Semi-Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The new rule will also impact a fund’s use of unfunded commitment agreements and reverse repurchase agreements. The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, a fund entering into an unfunded commitment agreement generally must determine, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due. Additionally, a fund entering into reverse repurchase agreements or other similar financing transactions, must either (i) comply with the asset coverage requirements of Section 18 (combining the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio) or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4.

36  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the six months ended June 30, 2021, the Adviser earned fees of $1,899,048 and $1,751,486 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the six months ended June 30, 2021, the Adviser provided services under these agreements totaling $378,374 and $383,012 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $65,000 and $65,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. During the six months ended June 30, 2021, the Funds accrued voluntary expense waivers totaling $1,147 and $53,208 for AFT and AIF, respectively. These amounts are reflected in other payables and accrued expenses due to affiliates for the current semi-annual period. The final amount of the waiver, if any, will be determined at the end of the fiscal year and may be more or less than the amounts shown above for the semi-annual period. This waiver is completely voluntary by the Adviser and can be discontinued at any time without notice.

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $113,858 and $111,177 for AFT and AIF, respectively, for the six months ended June 30, 2021, which are included in fund administration and accounting services in the Statements of Operations.

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $23,000 per Fund, plus $2,000 for each in-person Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of

Semi-Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the six months ended June 30, 2021 is $80,925 and $80,925 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the six months ended June 30, 2021, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$265,066,806	$259,872,905
Apollo Tactical Income Fund Inc.	277,081,213	268,451,408

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the six months ended June 30, 2021, the Funds did not engage in any Cross-Trade activities.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market

38  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more

Semi-Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LIBOR

A Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by the Fund. The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by a Fund, higher rates required to be paid by a Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

40  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	15,573,061	$296,608,015	15,573,061	$296,608,448
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(433)

Common shares outstanding, end of the period	15,573,061	$296,608,015	15,573,061	$296,608,015

Apollo Tactical Income Fund Inc.

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the period	14,464,026	$275,624,471	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(433)

Common shares outstanding, end of the period	14,464,026	$275,624,471	14,464,026	$275,624,471

Dividends declared on common shares with a record date of January 1, 2021 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 4, 2021	January 14, 2021	January 15, 2021	January 29, 2021	$0.0740	$1,152,407	$1,152,407	—
February 2, 2021	February 11, 2021	February 12, 2021	February 26, 2021	$0.0740	$1,152,407	$1,152,407	—
March 5, 2021	March 17, 2021	March 18, 2021	March 31, 2021	$0.0740	$1,152,407	$1,152,407	—
April 9, 2021	April 16, 2021	April 19, 2021	April 30, 2021	$0.0800	$1,245,845	$1,245,845	—
May 6, 2021	May 14, 2021	May 17, 2021	May 28, 2021	$0.0800	$1,245,845	$1,245,845	—
June 7, 2021	June 16, 2021	June 17, 2021	June 30, 2021	$0.0800	$1,245,845	$1,245,845	—
July 9, 2021*	July 16, 2021	July 19, 2021	July 30, 2021	$0.0820	$1,276,991	$1,276,991	—
August 11, 2021*	August 20, 2021	August 23, 2021	August 31, 2021	$0.0850
* Declared subsequent to June 30, 2021

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 4, 2021	January 14, 2021	January 15, 2021	January 29, 2021	$0.0760	$1,099,266	$1,099,266	—
February 2, 2021	February 11, 2021	February 12, 2021	February 26, 2021	$0.0760	$1,099,266	$1,099,266	—
March 5, 2021	March 17, 2021	March 18, 2021	March 31, 2021	$0.0760	$1,099,266	$1,099,266	—
April 9, 2021	April 16, 2021	April 19, 2021	April 30, 2021	$0.0780	$1,128,194	$1,128,194	—
May 6, 2021	May 14, 2021	May 17, 2021	May 28, 2021	$0.0785	$1,135,426	$1,135,426	—
June 7, 2021	June 16, 2021	June 17, 2021	June 30, 2021	$0.0785	$1,135,426	$1,135,426	—
July 9, 2021*	July 16, 2021	July 19, 2021	July 30, 2021	$0.0850	$1,229,442	$1,229,442	—
August 11, 2021*	August 20, 2021	August 23, 2021	August 31, 2021	$0.0900
* Declared subsequent to June 30, 2021

Semi-Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

The tax character of distributions paid by AFT during the fiscal year ended December 31, 2020 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid from Ordinary Income: *	2020

Common Shareholders	$15,868,950

Total Distributions	$15,868,950

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal year ended December 31, 2020 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid from Ordinary Income: *	2020

Common Shareholders	$15,375,260

Total Distributions	$15,375,260

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2020, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$257,580	$—	$(4,069,846)	$(41,261,794)
Apollo Tactical Income Fund Inc.	360,207	—	38,682	(40,745,029)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2020, short-term and long-term capital loss carryforwards totaled $6,640,615 and $34,621,179, respectively, for AFT and $3,996,476 and $36,748,553, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at June 30, 2021 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$387,594,101	$360,616,514

Unrealized appreciation	$10,931,225	$12,332,740
Unrealized depreciation	(5,319,770)	(4,937,348)

Net unrealized appreciation/(depreciation)*	$5,611,455	$7,395,392

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

42  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On March 1, 2021, AFT entered into an amended and restated credit facility (the “AFT Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on September 1, 2021. Under the terms of the AFT Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “AFT Revolving Loan”). Borrowings under this facility bear interest at a rate of LIBOR plus 0.775%. The unused portion of the AFT Revolving Loan would be subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. AFT has granted a security interest in substantially all of its assets in the event of default under the AFT Amended Credit Facility. As of June 30, 2021, AFT has $129,000,000 of principal outstanding under the AFT Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $8,000,000.

Prior to March 1, 2021, AFT entered into an amended and restated credit facility (the “Prior AFT Credit Facility”) with SMBC as lender, which matured on March 1, 2021. Under the terms of the Prior AFT Credit Facility, AFT was permitted to borrow a single term loan not to exceed $141,000,000. Borrowings under this facility bore interest at a rate of LIBOR plus 0.875%.

For the six months ended June 30, 2021, the average daily principal loan balance outstanding was $126,154,696, the weighted average annual interest rate was 0.94% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $585,051.

The fair value of AFT’s borrowings under the AFT Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The AFT Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2021, AFT was not aware of any instances of non-compliance related to the AFT Amended Credit Facility.

In connection with AFT’s entry into the AFT Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Semi-Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Apollo Tactical Income Fund Inc.

On April 22, 2021, AIF entered into an amended and restated credit facility (the “AIF Amended Credit Facility”) with SMBC as lender, which matures on April 4, 2022. Under the terms of the AIF Amended Credit Facility, AIF may borrow a single term loan not to exceed $110,000,000 and may borrow up to an additional $14,000,000 on a revolving basis (the “AIF Revolving Loan”). Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. The unused portion of the AIF Revolving Loan would be subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. AIF has granted a security interest in substantially all of its assets in the event of default under the AIF Amended Credit Facility. As of June 30, 2021, AIF has $121,000,000 of principal outstanding under the AIF Amended Credit Facility, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000.

Prior to April 22, 2021, AIF entered into an amended and restated credit facility (the “Prior AIF Credit Facility”) with SMBC as lender, which was scheduled to mature on April 4, 2022. Under the terms of the Prior AIF Credit Facility, AIF was permitted to borrow a single term loan not to exceed $110,000,000. Borrowings under this facility bore interest at a rate of LIBOR plus 0.875%.

For the six months ended June 30, 2021, the average daily principal loan balance outstanding was $113,906,077, the weighted average annual interest rate was 1.01% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $567,758.

The fair value of AIF’s borrowings under the AIF Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The AIF Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2021, AIF was not aware of any instances of non-compliance related to the AIF Amended Credit Facility.

In connection with AIF’s entry into the AIF Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the AIF Amended Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Note 9. General Commitments and Contingencies

As of June 30, 2021, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

GEE Holdings 2, LLC Delayed Draw Term Loan	$122,790	$116,210
Gibraltar Acquisition Holdings, LLC Backstop Term Loan **	333,569	310,386
Gibraltar Acquisition Holdings, LLC Backstop Term Loan B **	873,217	812,530
LBM Acquisition, LLC Delayed Draw Term Loan B1 *	430,169	369,563
LBM Acquisition, LLC Delayed Draw Term Loan B2	876,106	876,106
Standard Industries Inc. Backstop Term Loan **	1,982,891	1,845,084
The Hertz Corporation Revolving Term Loan **	778,993	778,993
TPG Holdings III, LLC Delayed Draw Term Loan	174,559	174,559

Total unfunded loan commitments	$5,572,294	$5,283,431

*	Subsequent to June 30, 2021, all or a portion of the outstanding loan commitment was funded.
**	Subsequent to June 30, 2021, the outstanding loan commitment was terminated.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the

44  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Statements of Assets and Liabilities and the Statements of Operations. For the six months ended June 30, 2021, AFT and AIF recorded a change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $4,937 and $5,849, respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following subsequent events were disclosable:

At a Special Meeting of shareholders of AFT on August 9, 2021, shareholders of AFT did not approve the proposals applicable to AFT described in the Joint Proxy Statement/Prospectus of AIF dated May 18, 2021. As a result, the Special Meeting of shareholders of AFT was concluded.

Semi-Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks

June 30, 2021 (unaudited)

Recent Changes:

This section summarizes certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

On June 28, 2021 shareholders of AIF voted to change AIF’s fundamental investment restriction with respect to loans. Effective as of June 28, 2021, AIF’s fundamental investment restriction with respect to loans is as follows:

The Fund may not:

Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

Other than as set forth above, there have been no changes in investment policies not approved by shareholders since each Fund’s last annual report.

AFT — Investment Objective and Policies:

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “LIBOR floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.

The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

46  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

AIF — Investment Objective and Policies:

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Semi-Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

Securities Rated Below Caa or CCC. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy.

Structured Products. AIF has adopted a policy to not invest more than 10% of its managed assets in structured products.

Illiquid Investments. AIF has adopted a policy to not invest more than 25% of its managed assets in securities that the Adviser considers to be illiquid.

The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.

The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in non-U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.

The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market.

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise,

48  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

AFT Risk Factors:

General. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken and may in the future take extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to

Semi-Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Senior Loans. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien

50  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities Risk. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade. Non-investment grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.

Prepayment Risk. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Semi-Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

Interest Rate Risk. Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the Fund’s net asset value. In addition, Senior Loans or similar securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund. The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and Defaulted Securities Risk. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.

52  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

Leverage Risk. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Brexit Risk. The decision made in the British referendum of June 23, 2016 to leave the European Union (“EU”), an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom (“UK”) and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and the issuers in which it invests to execute their respective strategies and to receive attractive returns. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of issuers located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on a Fund or the issuers in which it invests.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

AIF Risk Factors:

General Risk. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully

Semi-Annual Report  |  53

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken and may in the future take extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Below Investment Grade Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments

54  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Fixed Income Instrument Risk. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:

Issuer Risk. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between London-Interbank Offered Rate (“LIBOR”)-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the

Semi-Annual Report  |  55

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common stockholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Senior Loans Risk. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard

56  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Distressed and Defaulted Securities Risk. The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.

Leverage Risk. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund. The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or

Semi-Annual Report  |  57

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Brexit Risk. The decision made in the British referendum of June 23, 2016 to leave the European Union (“EU”), an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom (“UK”) and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and the issuers in which it invests to execute their respective strategies and to receive attractive returns. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of issuers located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund or the issuers in which it invests.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

AFT Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a

58  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.    Make investments for the purpose of exercising control or management.

2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.

3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.    Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

AIF Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.    Make investments for the purpose of exercising control or management;

2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;

3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

5.    Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

6.    Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or

Semi-Annual Report  |  59

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

June 30, 2021 (unaudited)

instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

Other Corporate Governance

Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

60  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

June 30, 2021 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

Semi-Annual Report  |  61

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2021 (unaudited)

Approval of the Investment Advisory and Management Agreements for AFT and AIF

At a meeting of the Boards of Directors (together, the “Board” or the “Directors”) of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”) held on February 18, 2021, the Directors met via video conference, in reliance on temporary exemptive orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020, to consider the approval of the Investment Advisory and Management Agreement between AFT and Apollo Credit Management, LLC (the “Adviser”) and the Investment Advisory and Management Agreement between AIF and the Adviser (each, an “Advisory Agreement” and together, the “Advisory Agreements”) for an additional one-year term. While the meetings occurred at the same time, the Directors considered each Advisory Agreement separately.

The Board has the responsibility under the Investment Company Act of 1940, as amended (the “1940 Act”), to approve annual renewal of each Fund’s Advisory Agreement at meetings of the Board called for the purpose of voting on such renewal. The Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and the Adviser’s profitability at the meeting at which the renewal of the Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one.

In preparation for their review of the Advisory Agreements, all of the Directors who are not “interested persons,” as defined in the 1940 Act (the “Independent Directors”), of the Funds present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreements, the Directors, including the Independent Directors, reviewed materials provided in advance of the meeting by the Adviser and counsel to the Independent Directors and other materials which included, among other things: (i) information concerning the services rendered to each Fund by the Adviser; (ii) information concerning the revenues generated and expenses incurred by the Adviser from the operation of each Fund; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act. The Board also reviewed information prepared by Strategic Insight, a third party service provider, which included information in respect of each Fund comparing (1) the Fund’s performance with that of a group of comparable funds selected by Strategic Insight (the “Peer Group”) and with a broader group of funds (the “Morningstar Category”) and (2) the Fund’s contractual and net management fees and total net expenses with those of its Peer Group and Morningstar Category.

Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement and referred the Directors to the materials provided in connection with the meeting. The Directors also received information regarding each Fund’s operations, expenses and performance periodically throughout the year.

The nature, extent and quality of services provided by the Adviser. Representatives of the Adviser discussed the nature, extent and quality of the services provided by the Adviser to each Fund, including the Adviser’s expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. Representatives of the Adviser discussed the reputation, compliance history, compliance program and financial condition of the Adviser. They discussed the terms of each Advisory Agreement and the Adviser’s responsibilities with respect to each Fund.

Investment performance of the Funds and the Adviser. Representatives of the Adviser reviewed with the Board the performance of each Fund. Fund management discussed each Fund’s stock price and its yield. Representatives of the Adviser compared each Fund’s yield (based on the ratio of net investment income to average net assets) to the

62  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2021 (unaudited)

average yield of certain of its peer funds identified by the Adviser for each calendar year since the Fund’s inception. Fund management then discussed each Fund’s investment performance as compared to the performance of relevant reference indexes (the “Benchmarks”) for various periods.

On a net asset value basis, AFT outperformed the Benchmarks for the three and five year periods ended December 31, 2020 and for the period since inception (February 23, 2011) through December 31, 2020, and outperformed one Benchmark and underperformed the other Benchmark for the one-year period ended December 31, 2020. On a net asset value basis, AIF outperformed the Benchmarks for the one-, three- and five-year periods ended December 31, 2020 and for the period since inception (February 25, 2013) through December 31, 2020. On a market value basis, AFT underperformed its Benchmarks for the one-year period ended December 31, 2020 and the period since inception through December 31, 2020, but outperformed its Benchmarks for the five-year periods ended December 31, 2020, and outperformed one Benchmark and underperformed the other Benchmark for the three-year period ended December 31, 2020. On a market value basis, AIF outperformed its Benchmarks for the one-, three and five year periods ended December 31, 2020 and for the period since inception through December 31, 2020.

Representatives of the Adviser next reviewed each Fund’s investment performance as compared to that of its Peer Group and Morningstar Category for various annual periods ended December 31, 2020. Each Fund ranked above the averages of its Peer Group and Morningstar Category for the various annual periods.

Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with the Funds. The Directors received information from the Adviser regarding the profitability of each Fund to the Adviser and its affiliate and the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating profitability. In addition, the Directors considered whether any direct or indirect collateral benefits inured to the Adviser as a result of its affiliation with the Funds. It was noted that each Fund has entered into an Administrative Services and Reimbursement Agreement with the Adviser pursuant to which the Adviser provides the Fund with certain personnel and services not otherwise provided under the relevant Advisory Agreement, which services are required for the operations of the Fund, and the Fund generally reimburses the Adviser on an at cost basis for such services.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Directors considered the extent to which economies of scale are relevant for the Funds. It was noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance. It was also noted that an investment objective of each Fund is to seek current income and that much of each Fund’s realized income is expected to be distributed to its shareholders through monthly dividends.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Board discussed the net management fee and net expense ratio comparisons set forth in the Strategic Insight report with representatives of the Adviser. For each Fund, the Fund’s contractual management fee was within the range of those of its Peer Group funds. Each Fund’s net total expense ratio at both managed and common asset levels ranked in the fourth quartile of its Peer Group and Morningstar Category. In considering the comparison of services rendered to and fees paid by each Fund to those under other investment advisory contracts, the Directors were aware of the nature of the investment strategies of each Fund and the fact that the relevant comparison funds may have investment strategies, restrictions and leverage different from those of the Fund. In regard to compensation paid to the Adviser with respect to other funds or accounts, the Adviser stated that none of the other funds or accounts advised by it or any of its affiliates are comparable to either Fund with respect to their investment strategies.

Conclusion. After consideration of the factors discussed above, the Directors, including the Independent Directors, unanimously voted to approve each Advisory Agreement for an additional one-year term.

Semi-Annual Report  |  63

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2021 (unaudited)

Shareholder Meeting Results

On June 15, 2021, AFT Held its Annual Meeting of Shareholders for the election of Directors. The results of the voting are as follows:

Name	For	Withheld
Barry Cohen	8,842,212	3,846,950
Elliot Stein, Jr.	5,592,924	7,096,238

On June 15, 2021, AIF Held its Annual Meeting of Shareholders for the election of Directors. The results of the voting are as follows:

Name	For	Withheld
Barry Cohen	9,730,136	3,291,370
Elliot Stein, Jr.	4,900,436	8,121,070

Robert Borden, Barry Cohen, Glen N. Marchak, Carl J. Rickertsen, Todd J. Slotkin, and Elliot Stein, Jr. continue to serve in their capacities as Directors of the Funds.

Special Shareholder Meeting Results

On June 28, 2021, at a Joint Special Meeting of Shareholders of AFT and AIF, Shareholders of AIF approved the issuance of additional shares of AIF common stock in connection with the anticipated reorganization of AFT with and into AIF. Shareholders of AIF also approved the amendment of AIF’s fundamental investment restriction with respect to making loans as described in the Joint Proxy Statement/Prospectus of AIF dated May 18, 2021.

64  |  Semi-Annual Report

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

U.S. Bank N.A.

Corporate Trust Services

1 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2021 are available (i) without charge, upon request, by calling 1-877-864-4834 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report  |  65

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

What Information Do We Have About You?

We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:

Apollo Credit Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 37th Floor, New York, NY 10019

Attn: Isabelle Gold

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

66  |  Semi-Annual Report

This Page Intentionally Left Blank

9 West 57th Street, New York, NY 10019

1-877-864-4834 • www.apollofunds.com

06/30/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)                                    /s/ Joseph Moroney

Joseph Moroney, President

(principal executive officer)

Date August 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                                    /s/ Joseph Moroney

Joseph Moroney, President

(principal executive officer)

Date August 25, 2021

By (Signature and Title)                  /s/ Frank Marra

Frank Marra, Treasurer and Chief Financial Officer

(principal financial officer)

Date August 25, 2021